SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 13, 1999



                       SPRINT CORPORATION
     (Exact name of Registrant as specified in its charter)

          Kansas                   0-4721                    48-0457967
(State of Incorporation)   (Commission File Number)      (I.R.S. Employer
                                                        Identification No.)


   2330 Shawnee Mission Parkway, Westwood, Kansas              66205
     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code (913) 624-3000



 (Former name or  former address, if changed since last report)


          P. O. Box 11315, Kansas City, Missouri 64112
        (Mailing address of principal executive offices)

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Item 4.  Changes in Certifying Accountant.

     The Board of Directors of Sprint Corporation ("Sprint"), at its June 13, 1999 meeting, determined that Ernst & Young LLP, which have examined the financial statements of Sprint since 1965, would serve as the sole independent auditors to examine the financial statements of Sprint and its subsidiaries. As a consequence, Deloitte & Touche LLP, which have been the independent auditors for Sprint Spectrum Holding Company, L.P. and its subsidiaries, will be replaced by Ernst & Young LLP for the year ending December 31, 1999. Ernst & Young LLP relied on the report of Deloitte & Touche LLP with respect to Sprint Spectrum Holding Company, L.P. and its subsidiaries in its audit of Sprint's consolidated financial statements for the years ended December 31, 1998 and 1997. Ernst & Young LLP also relied on the report of Deloitte & Touche LLP with respect to Sprint Spectrum Holding Company, L.P. and its subsidiaries in its audit of the financial statements for Sprint's PCS Group for the years ended December 31, 1998, 1997 and 1996.

     Deloitte & Touche's reports on the financial statements of Sprint Spectrum Holding Company, L.P. for the fiscal years 1998 and 1997 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, and Ernst & Young's reports on the financial statements of Sprint for the same two fiscal years did not contain any such adverse opinion, disclaimer of opinion, modification or qualification. During 1997 and 1998 and any subsequent interim period preceding the replacement of Deloitte & Touche LLP as certifying accountant for Sprint Spectrum Holding Company, L.P. and its subsidiaries, there were no disagreements between Sprint and Deloitte & Touche LLP or between Sprint Spectrum Holding Company, L.P. and Deloitte & Touche LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the matter in their report. None of the "reportable events" described in paragraphs (A) through (D) of clause (v) of Item 304(a)(1) of Regulation S-K of the Securities and Exchange Commission has occurred during 1997 or 1998 or any subsequent interim period preceding the replacement of Deloitte & Touche LLP as certifying accountant for Sprint Spectrum Holding Company, L.P. and its subsidiaries.

Item 7.  Exhibits.

     Letter to Sprint from Deloitte & Touche LLP (to be filed by amendment).

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                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              SPRINT CORPORATION


Date: June 18, 1999           By:  /s/ Michael T. Hyde
                                   Michael T. Hyde
                                   Assistant Secretary